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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                  CURENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2003
                                                          ---------------


                                 FIREPOND, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


         Delaware                  000-29251                41-1462409
----------------------------   -------------------     --------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)


         8009 34th Avenue South, Minneapolis, MN              55425
    --------------------------------------------------   ---------------
        (Address of principal executive offices)            (Zip Code)




       Registrant's telephone number, including area code: (952) 229-2300
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
99.1            Press Release dated August 28, 2003 reporting financial results for the fiscal quarter ended July 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 28, 2003, Firepond, Inc. issued a press release reporting financial results for the fiscal quarter ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 FIREPOND, INC.


                                                 /s/ Kristi L. Smith
                                                 -------------------------------
                                                 Name: Kristi L. Smith
                                                 Title: Chief Financial Officer

Date:  August 28, 2003





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                                Index to Exhibits
                                -----------------

Exhibit
Number            Description
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99.1              Press Release dated August 28, 2003 reporting financial
                  results for the fiscal quarter ended July 31, 2003.